UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

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Soliciting Material Under Rule 14a-12

ALBEMARLE CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, May 12, 2017. ALBEMARLE CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ALBEMARLE CORPORATION 4350 CONGRESS STREET, SUITE 700 CHARLOTTE, NORTH CAROLINA 28209 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E25624-P86882 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:Monday, March 13, 2017 Date: Friday, May 12, 2017Time: 7:00 AM ET Location: Charlotte Marriott Southpark 2200 Rexford Road Charlotte, North Carolina 28211

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E25625-P86882 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. Notice and Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 3. To elect the ten nominees named below to the Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified. Nominees: The Board of Directors recommends you vote FOR proposals 4, 5 and 6. (01) Jim W. Nokes (02) William H. Hernandez (03) Luther C. Kissam IV (04) Douglas L. Maine (05) J. Kent Masters (06) James J. O'Brien (07) Barry W. Perry (08) Gerald A. Steiner (09) Harriett Tee Taggart (10) Ambassador Alejandro Wolff 4. To approve the Albemarle Corporation 2017 Incentive Plan. 5. To approve an amendment to the Amended and Restated Articles of Incorporation. To ratify the appointment of PricewaterhouseCoopers LLP as Albemarle’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 6. The Board of Directors recommends you vote FOR the following proposal: 1. To approve the non-binding advisory resolution approving the compensation of our named executive officers. NOTE: I also authorize my proxies to vote FOR such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote 1 YEAR on the following proposal: 2. To approve the non-binding advisory resolution approving the frequency of the non-binding shareholder vote on executive compensation. E25626-P86882 Voting Items

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